================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 28, 2004




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



    Delaware                         1-6407                       75-0571592
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
  of incorporation)                                          Identification No.)






         One PEI Center                                    18711
    Wilkes-Barre, Pennsylvania                          (Zip Code)
 (Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400
















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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit No.

     99.a Press Release issued by Southern  Union  Company dated April 28, 2004.


ITEM 9.  REGULATION FD DISCLOSURE

     Given the nature of the Company's regulated business where capital expenditures are recovered in rates, management feels that free cash flow is an important metric of the Company's operations. The Company anticipates generating in excess of $250 million of free cash flow for the fiscal year ending June 30, 2004. The Company defines "free cash flow" as the sum of: (i) net earnings available for common shareholders, (ii) changes in working capital including the difference between taxes accrued and taxes paid, and (iii) depreciation and amortization, less capital expenditures (excluding LNG expansion projects).

     The previous statement is considered a forward-looking statement.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 28, 2004, the Company will release summary financial information to the general public, including the investment community, regarding the Company's operating performance for the three- and nine-month periods ended March 31, 2004 and 2003. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.

     This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in the Company's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our gas distribution business; new legislation and government regulations and proceedings affecting or involving the Company; unanticipated environmental liabilities; the Company's ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; our or any of our subsidiaries debt securities ratings; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                    THREE MONTHS ENDED                    NINE MONTHS ENDED
                                                                       MARCH 31,                               MARCH 31,
                                                                  ----------------------              ---------------------

                                                                  2004              2003              2004             2003
                                                                  ----              ----              ----             ----
                                                                  (THOUSANDS OF DOLLARS, EXCEPT SHARES AND PER SHARE AMOUNTS)


Operating revenues .....................................       $   774,579        $   535,663        $ 1,513,086        $   981,477
Cost of gas and other energy ...........................          (454,736)          (356,393)          (766,376)          (613,958)
Revenue-related taxes ..................................           (21,951)           (17,870)           (39,412)           (33,624)
                                                               -----------        -----------        -----------        -----------
     Operating margin ..................................           297,892            161,400            707,298            333,895

Operating expenses:
     Operating, maintenance and general ................           106,809             48,203            308,777            131,823
     Depreciation and amortization .....................            26,419             14,621             89,450             43,072
     Taxes, other than on income and revenues ..........            14,299              6,434             39,350             19,145
                                                               -----------        -----------        -----------        -----------
         Total operating expenses ......................           147,527             69,258            437,577            194,040
                                                               -----------        -----------        -----------        -----------
         Net operating revenues ........................           150,365             92,142            269,721            139,855
                                                               -----------        -----------        -----------        -----------

Other income (expense):
     Interest ..........................................           (31,055)           (19,840)           (97,655)           (61,583)
     Dividends on preferred securities of
         subsidiary trust ..............................              --               (2,370)              --               (7,110)
     Other, net ........................................             1,451              5,223              5,772             18,949
                                                               -----------        -----------        -----------        -----------
         Total other expenses, net .....................           (29,604)           (16,987)           (91,883)           (49,744)
                                                               -----------        -----------        -----------        -----------
Earnings from continuing operations before
     income taxes ......................................           120,761             75,155            177,838             90,111
Federal and state income taxes .........................            45,394             28,921             67,756             34,544
                                                               -----------        -----------        -----------        -----------
Net earnings from continuing operations ................            75,367             46,234            110,082             55,567
                                                               -----------        -----------        -----------        -----------
Discontinued operations:
     Earnings from discontinued operations
         before income taxes ...........................              --               62,992               --               84,773
     Federal and state income taxes ....................              --               45,327               --               53,517
                                                               -----------        -----------        -----------        -----------
Net earnings from discontinued operations ..............              --               17,665               --               31,256
                                                               -----------        -----------        -----------        -----------

Net earnings ...........................................            75,367             63,899            110,082             86,823

Preferred stock dividends ..............................            (4,341)              --               (8,345)              --
                                                               -----------        -----------        -----------        -----------

Net earnings available for common shareholders .........       $    71,026        $    63,899        $   101,737        $    86,823
                                                               ===========        ===========        ===========        ===========

Netearnings available for common shareholders from continuing operations per share:

     Basic   ...........................................       $      0.99        $      0.81        $      1.42        $      0.98
                                                               ===========        ===========        ===========        ===========

     Diluted ...........................................       $      0.96        $      0.79        $      1.38        $      0.95
                                                               ===========        ===========        ===========        ===========


Net earnings available for common shareholders
    per share:
     Basic   ...........................................       $      0.99        $      1.12        $      1.42        $      1.53
                                                               ===========        ===========        ===========        ===========

     Diluted ...........................................       $      0.96        $      1.09        $      1.38        $      1.48
                                                               ===========        ===========        ===========        ===========


Weighted average shares outstanding - basic..........           71,900,914         57,042,570         71,798,748         56,821,666
                                                             =============      =============      =============      =============
Weighted average shares outstanding - diluted........           74,124,531         58,849,853         73,904,350         58,730,594
                                                             =============      =============      =============      =============

            See Notes to Condensed Consolidated Financial Statements.






                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


                                                                                                 MARCH 31,                JUNE 30,
                                                                                                   2004                    2003
                                                                                                   ----                    ----
                                                                                                      (THOUSANDS OF DOLLARS)


                                     ASSETS
Property, plant and equipment:

     Plant in service ............................................................             $ 3,913,865              $ 3,786,025
     Less accumulated depreciation and amortization ..............................                (722,019)                (641,225)
                                                                                               -----------              -----------
          Net property, plant and equipment ......................................               3,191,846                3,144,800
                                                                                               -----------              -----------

Current assets:
     Cash and cash equivalents ...................................................                  71,584                   86,997
     Accounts receivable, billed and unbilled, net ...............................                 335,299                  192,402
     Federal and state taxes receivable ..........................................                  25,382                    6,787
     Inventories .................................................................                  96,979                  173,757
     Deferred gas purchase costs .................................................                  10,447                   24,603
     Gas imbalances - receivable .................................................                  17,175                   34,911
     Prepayments and other .......................................................                  27,593                   18,971
                                                                                               -----------              -----------
          Total current assets ...................................................                 584,459                  538,428
                                                                                               -----------              -----------

Goodwill, net ....................................................................                 642,921                  642,921

Deferred charges .................................................................                 185,910                  188,261

Investment securities, at cost ...................................................                   8,038                    9,641

Other ............................................................................                  65,012                   73,674
                                                                                               -----------              -----------

     Total assets ................................................................             $ 4,678,186              $ 4,597,725
                                                                                               ===========              ===========



                         CAPITALIZATION AND LIABILITIES

Capitalization:
     Stockholders' equity ........................................................             $ 1,245,933              $   920,418
     Preferred stock of subsidiary trust, $25 par ................................                    --                    100,000
     Long-term debt and capital lease obligation .................................               2,188,820                1,611,653
                                                                                               -----------              -----------
         Total capitalization ....................................................               3,434,753                2,632,071
                                                                                               -----------              -----------

Current liabilities:
     Long-term debt due within one year ..........................................                  99,501                  734,752
     Notes payable ...............................................................                  75,500                  251,500
     Accounts payable ............................................................                 138,956                  112,840
     Federal, state and local taxes ..............................................                  36,845                   13,530
     Gas imbalances - payable ....................................................                  40,870                   64,519
     Other .......................................................................                 199,275                  183,652
                                                                                               -----------              -----------
         Total current liabilities ...............................................                 590,947                1,360,793
                                                                                               -----------              -----------

Deferred credits and other liabilities ...........................................                 278,793                  322,154
Accumulated deferred income taxes ................................................                 373,693                  282,707
                                                                                               -----------              -----------

     Total capitalization and liabilities ........................................             $ 4,678,186              $ 4,597,725
                                                                                               ===========              ===========





            See Notes to Condensed Consolidated Financial Statements.

                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)




NOTE 1 -- BASIS OF PRESENTATION

The condensed consolidated financial statements have been prepared by Southern Union Company (the Company) and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. Certain reclassifications have been made to prior period financial statements to conform with the current period presentation. The condensed consolidated financial statement presentation in this report will produce the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations of the Company.

Effective June 11, 2003, the Company acquired Panhandle Energy from CMS Energy Corporation. The acquisition was accounted for using the purchase method of accounting in accordance with accounting principles generally accepted in the United States with the purchase price paid by the Company being allocated to Panhandle Energy's net assets as of the acquisition date based on preliminary estimates. The Panhandle Energy assets acquired and liabilities assumed have been recorded based on their estimated fair value as of the acquisition date based on the results of outside appraisals. Panhandle Energy's results of operations have been included in the Condensed Consolidated Statement of Operations since June 11, 2003. Thus, the Condensed Consolidated Statement of Operations for the periods subsequent to the acquisition is not comparable to the same periods in prior years.

NOTE 2 -- OTHER INCOME (EXPENSE), NET

Other income for the three-month period ended March 31, 2004 was $1,451,000 compared with $5,223,000 for the same period in 2003. Other income for the three-month period ended March 31, 2004 includes several items, none of which are individually significant. Other income for the three-month period ended March 31, 2003 includes a gain of $5,000,000 on the settlement of the Company's claims against ONEOK related to its blocked acquisition of Southwest Gas Corporation (Southwest), which was partially offset by $504,000 of related legal costs.

Other income for the nine-month period ended March 31, 2004 was $5,772,000 compared with $18,949,000 for the same period in 2003. Other income for the nine-month period ended March 31, 2004 includes a gain of $6,354,000 on the early extinguishment of debt and income of $1,748,000 generated from the sale and/or rental of gas-fired equipment and appliances. These items were partially offset by charges of $1,603,000 and $1,150,000 to reserve for the impairment of Southern Union's investments in a technology company and in an energy-related joint venture, respectively. Other income for the nine-month period ended March 31, 2003 includes a gain of $22,500,000 on the settlement of the Company's claims against ONEOK and Southwest Gas Corporation related to the Southwest litigation, and income of $1,718,000 generated from the sale and/or rental of gas-fired equipment and appliances by various operating subsidiaries. These items were partially offset by $5,473,000 of legal costs related to the Southwest litigation and $1,298,000 of selling costs related to the Texas Operations' disposition.

NOTE 3 -- REPORTABLE SEGMENTS

The Company's operations include two reportable segments. The Transportation and Storage segment is primarily engaged in the interstate transportation and storage of natural gas in the Midwest and Southwest, and also provides LNG terminalling and regasification services. Its operations are conducted through Panhandle Energy, which the Company acquired on June 11, 2003. The Distribution segment is primarily engaged in the local distribution of natural gas in Missouri, Pennsylvania, Rhode Island and Massachusetts. Its operations are conducted through the Company's three regulated utility divisions: Missouri Gas Energy, PG Energy and New England Gas Company.

Revenue from segments in the All Other category is attributable to several operating subsidiaries of the Company: PEI Power Corporation generates and sells electricity; PG Energy Services Inc., offers appliance service contracts; ProvEnergy Power Company LLC (ProvEnergy Power), which was sold effective October 31, 2003, provided outsourced energy management services and owned 50% of Capital Center Energy Company LLC, a joint venture formed between ProvEnergy and ERI Services, Inc. to provide retail power and conditioned air; and Alternate Energy Corporation provides energy consulting services. None of these segments have ever met the quantitative thresholds for determining reportable segments. The Company also has corporate operations that do not generate any revenues.

The Company evaluates segment performance based on several factors, of which the primary financial measure is net operating revenues. Net Operating Revenues is defined as operating margin, less operating, maintenance and general expenses, depreciation and amortization, and taxes other than on income and revenues.

The following table sets forth certain selected financial information for the Company's segments for the three- and nine-month periods ended March 31, 2004 and 2003. Financial information for the Transportation and Storage segment reflects the operations of Panhandle Energy beginning on its acquisition date of June 11, 2003. There were no material intersegment revenues during the periods presented.




                                                                            THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                                 MARCH 31,                        MARCH 31,
                                                                            2004             2003          2004            2003
                                                                            ----             ----          ----            ----
                                                                                           (THOUSANDS OF DOLLARS)
Revenues from external customers:

     Distribution ..................................................    $   635,384     $   534,573     $ 1,127,235     $   978,078
     Transportation and Storage ....................................        138,179            --           382,742            --
     All Other .....................................................          1,016           1,090           3,109           3,399
                                                                        -----------     -----------     -----------     -----------

Total consolidated operating revenues ..............................    $   774,579     $   535,663     $ 1,513,086     $   981,477
                                                                        ===========     ===========     ===========     ===========

Operating margin:
     Distribution ..................................................    $   158,846     $   160,506     $   322,134     $   331,078
     Transportation and Storage ....................................        138,179            --           382,742            --
     All Other .....................................................            867             894           2,422           2,817
                                                                        -----------     -----------     -----------     -----------

Total consolidated operating margin ................................    $   297,892     $   161,400     $   707,298     $   333,895
                                                                        ===========     ===========     ===========     ===========

Net operating revenues:
     Distribution ..................................................    $    83,620     $    95,578     $   116,536     $   148,069
     Transportation and Storage ....................................         68,974            --           159,495            --
     All Other .....................................................         (2,716)            (30)         (3,453)           (335)
                                                                        -----------     -----------     -----------     -----------

Total segment net operating revenues ...............................        149,878          95,548         272,578         147,734
Reconciling item-Corporate ........................................            487          (3,406)         (2,857)         (7,879)
                                                                        -----------     -----------     -----------     -----------
Total consolidated net operating revenues ..........................    $   150,365     $    92,142     $   269,721     $   139,855
                                                                        ===========     ===========     ===========     ===========

Reconciliation of net operating revenues to earnings from continuing operations before income taxes:

     Net operating revenues ........................................    $   150,365     $    92,142     $   269,721     $   139,855
     Interest ......................................................        (31,055)        (19,840)        (97,655)        (61,583)
     Dividends on preferred securities of
         subsidiary trust ..........................................           --            (2,370)           --            (7,110)
     Other income, net .............................................          1,451           5,223           5,772          18,949
                                                                        -----------     -----------     -----------     -----------
Earnings from continuing operations before
   income taxes ....................................................    $   120,761     $    75,155     $   177,838     $    90,111
                                                                        ===========     ===========     ===========     ===========



                                                     MARCH 31,         JUNE 30,
                                                      2004               2003
                                                      ----               ----
                                                       (THOUSANDS OF DOLLARS)
Total assets:
     Distribution ............................       $2,301,247       $2,243,257
     Transportation and Storage ..............        2,220,022        2,212,467
     All Other ...............................           42,427           50,073
                                                     ----------       ----------
Total segment assets .........................        4,563,696        4,505,797
Reconciling item-Corporate ..................          114,490           91,928
                                                     ----------       ----------

Total consolidated assets ....................       $4,678,186       $4,597,725
                                                     ==========       ==========

                     SOUTHERN UNION COMPANY AND SUBSIDIARIES
                            SELECTED STATISTICAL DATA



The following table sets forth gas throughput and related information for the Company's Distribution segment and Transportation and Storage segment for the three- and nine-month periods ended March 31, 2004 and 2003:



                                                                                   THREE MONTHS                    NINE MONTHS
                                                                                  ENDED MARCH 31,                 ENDED MARCH 31,
                                                                                  ---------------                 ---------------
                                                                                2004           2003            2004           2003
                                                                                ----           ----            ----           ----

DISTRIBUTION SEGMENT

Average number of customers served:

     Residential .....................................................        853,825         849,011         843,462        839,761
     Commercial ......................................................        105,455         103,888         101,874        100,019
     Industrial and irrigation .......................................            437             446             440            447
     Public authorities and other ....................................            385             379             386            377
                                                                           ----------      ----------      ----------     ----------
         Total average gas sales customers ...........................        960,102         953,724         946,162        940,604
     Transportation customers ........................................          2,694           2,511           2,611          2,493
                                                                           ----------      ----------      ----------     ----------
         Total average gas sales and transportation customers ........        962,796         956,235         948,773        943,097
                                                                           ==========      ==========      ==========     ==========
Gas sales in millions of cubic feet (MMcf):
     Residential .....................................................         42,239          43,696          63,588         68,006
     Commercial ......................................................         17,238          17,521          26,503         27,751
     Industrial and irrigation .......................................            748             778           1,974          1,334
     Public authorities and other ....................................            162             172             273            308
                                                                           ----------      ----------      ----------     ----------
         Gas sales billed ............................................         60,387          62,167          92,338         97,399
     Net change in unbilled gas sales ................................         (3,665)         (3,072)          6,688          7,220
                                                                           ----------      ----------      ----------     ----------
         Total gas sales .............................................         56,722          59,095          99,026        104,619
     Gas transported .................................................         19,790          20,855          47,897         52,363
                                                                           ----------      ----------      ----------     ----------
         Total gas sales and gas transported .........................         76,512          79,950         146,923        156,982
                                                                           ==========      ==========      ==========     ==========

Gas sales revenues (thousands of dollars):
     Residential .....................................................     $  449,506      $  384,227      $  710,965     $  629,791
     Commercial ......................................................        175,513         145,174         274,413        232,549
     Industrial and irrigation .......................................          7,510           8,029          17,467         17,344
     Public authorities and other ....................................          1,509           1,703           2,661          2,625
                                                                           ----------      ----------      ----------     ----------
         Gas revenues billed .........................................        634,038         539,133       1,005,506        882,309
     Net change in unbilled gas sales revenues .......................        (17,401)        (20,163)         86,222         59,525
                                                                           ----------      ----------      ----------     ----------
         Total gas sales revenues ....................................        616,637         518,970       1,091,728        941,834
     Gas transportation revenues .....................................         12,111          13,690          27,346         31,270
                                                                           ----------      ----------      ----------     ----------
         Total gas sales and gas transportation revenues .............     $  628,748      $  532,660      $1,119,074     $  973,104
                                                                           ==========      ==========      ==========     ==========

Gas sales revenue per thousand cubic feet billed:
Residential ............................................                   $    10.64      $    8.79       $    11.18     $     9.26
Commercial .............................................                        10.18           8.29            10.35           8.38
Industrial and irrigation ..............................                        10.04          10.32             8.85          13.00
Public authorities and other ...........................                         9.31           9.90             9.75           8.52

Weather:
     Degree days:
          Missouri Gas Energy service territories................              2,595           2,723            4,422          4,732
          PG Energy service territories..........................              3,293           3,360            5,561          5,785
          New England Gas Company service territories............              3,062           3,131            4,939          5,193

     Percent of 30-year measure:
          Missouri Gas Energy service territories................                96%            100%              93%           100%
          PG Energy service territories..........................               106%            108%             102%           106%
          New England Gas Company service territories............               105%            108%              99%           104%

TRANSPORTATION AND STORAGE SEGMENT

Gas transported in billions of British thermal units (Bbtu)......            351,791             --         1,018,307            --

Gas transportation revenues (thousands of dollars)...............         $  111,106       $     --        $  300,957      $     --







                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SOUTHERN UNION COMPANY
                                                     (Registrant)



Date     April 28, 2004                         By  /s/ DAVID J. KVAPIL
      -------------------                           ----------------------------
                                                    David J. Kvapil
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX




EXHIBIT NUMBER                       DESCRIPTION
--------------        ----------------------------------------------------------


     99.a             Press Release issued by Southern Union Company dated
                      April 28, 2004